UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 5)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 1, 2009

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEC	The NASDAQ Stock Market, LLC

Explanatory Note

This Amendment Number 5 to Form 8-K is being filed to disclose an amendment to a Supply Agreement by and between NVE Corporation and Sonova AG.

Item 1.01 Entry into a Material Definitive Agreement

General Information

Sonova AG develops, manufactures, and sells hearing systems using our magnetic sensors under a Supply Agreement executed May 1, 2009, previously amended January 12, 2011, November 13, 2015 (the “2015 Supply Agreement”), and February 18, 2020 (the “First Amendment to the 2015 Supply Agreement”). The term of 2015 Supply Agreement as amended is through March 31,2023.

Description of the Terms and Conditions of the Amendment

Effective July 17, 2023 we executed a Second Amendment to the 2015 Supply Agreement, which amends pricing, payment terms, and lead time provisions.

The foregoing descriptions of the agreements and amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amendment to the 2015 Supply Agreement filed as Exhibit 10.5 and the other documents incorporated by reference to this Current Report Amendment Number 5 to Form 8-K/A and incorporated by reference into this Item 1.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date July 19, 2023	NVE CORPORATION (Registrant) /s/ DANIEL A. BAKER Daniel A. Baker President and CEO

INDEX TO EXHIBITS

Exhibit #	Description
10.1	Supply Agreement by and between the company and Phonak AG (incorporated by reference to the Form 8-K filed May 6, 2009).
10.2+	Amendment to the 2009 Supply Agreement by and between the company and Phonak (incorporated by reference to the Form 8-K/A filed January 12, 2011).
10.3+	Supply Agreement by and between the company and Sonova AG (incorporated by reference to the Form 8-K/A filed November 16, 2015).
10.4*	First Amendment to the 2015 Supply Agreement (incorporated by reference to the Form 8-K/A filed February 18, 2020).
10.5*	Second Amendment to the 2015 Supply Agreement (filed with this Form 8-K/A).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 +Confidential portions of this exhibit were deleted and filed separately with the SEC under a request for confidential treatment pursuant to Rule 24b-2 or Rule 406.

*Certain confidential portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause us competitive harm if publicly disclosed. We agree to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission on its request.

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